Exhibit 10.24

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of March 30, 2022 (this “Amendment”), by and among ATI Holdings Acquisition, Inc., a Delaware corporation (the “Borrower”), Wilco Intermediate Holdings, Inc., a Delaware corporation (“Holdings”), HPS Investment Partners, LLC, as Lender Representative (as defined in the Existing Credit Agreement referred to below) and Barclays Bank PLC (“Barclays”), as Administrative Agent (as defined in the Existing Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrower, the Lenders from time to time party thereto and Barclays, as Administrative Agent and as Issuing Bank (in each case, as defined therein) are party to that certain Credit Agreement, dated as of February 24, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, the Lender Representative and the Administrative Agent have jointly identified a desirable technical change in the definition of “Cash” in Section 1.01 of the Existing Credit Agreement;

WHEREAS, pursuant to Section 9.02(d)(iii) of the Existing Credit Agreement, if the Administrative Agent, the Lender Representative and the Borrower have jointly identified any ambiguity, mistake, defect, inconsistency, obvious error or any error or omission of a technical nature or any necessary or desirable technical change, in each case, in any provision of any Loan Document, the Administrative Agent and the Borrower may amend such provision solely to address such matter as reasonably determined by them acting jointly;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings assigned to such terms in the Existing Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

SECTION 2. Amendment. Effective as of the Amendment No. 1 Effective Date (as defined below), Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating in its entirety the following definition therein:

“Cash” means, money, currency or credit balance in any Deposit Account, determined (i) in accordance with GAAP or (ii) solely for purposes of determining the Unrestricted Cash Amount, in accordance with the bank ledger.

SECTION 3. Conditions to Effectiveness of Amendment. The amendment set forth in Section 2 hereof shall become effective on the date (the date of such satisfaction being the “Amendment No. 1 Effective Date”) that (i) the Borrower and Holdings shall have executed and delivered counterparts of this Amendment to the Administrative Agent and (ii) the Administrative Agent and the Lender Representative shall have executed a counterpart of this Amendment.

SECTION 4. Effects on Loan Documents.

(a) On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.

(b) Except as specifically amended hereby, all Loan Documents (including the Loan Guaranties and all Collateral Documents) and the obligations of the Loan Parties under the Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall not be affected by this Amendment.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. This Amendment and the Amended Credit Agreement shall not constitute a novation of the Existing Credit Agreement or the other Loan Documents.

(d) The Borrower and the other parties hereto acknowledge and agree that, on and after the Amendment No. 1 Effective Date, this Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement.

SECTION 5. APPLICABLE LAW. THIS AMENDMENT (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT) AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN AS EXPRESSLY SET FORTH IN ANY OTHER LOAN DOCUMENT), WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 9.10(b), 9.10(c). 9.10(d) and 9.11 of the Amended Credit Agreement are incorporated herein by reference, mutatis mutandis.

SECTION 6. Miscellaneous.

(a) This Amendment shall be binding upon and inure to the benefit of the Loan Parties and their respective successors and permitted assigns, and upon the Administrative Agent and the Lenders and their respective successors and permitted assigns.

(b) To the extent permitted by applicable Requirements of Law, any provision of any Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(c) This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement. It is understood and agreed that, subject to any Requirement of Law, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any Loan Document shall be deemed to include any Electronic Signature, delivery or the keeping of any record in electronic form, each of which shall have the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

WILCO INTERMEDIATE HOLDING, INC., as Holdings

By:	/s/ Joanne Fong
Name: Joanne Fong
Title: Treasurer

ATI HOLDINGS ACQUISITION, INC., as the Borrower

By:	/s/ Joanne Fong
Name: Joanne Fong
Title: Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Edward Pan
Name: Edward Pan
Title: Vice President

HPS INVESTMENT PARTNERS, LLC, as Lender Representative

By:	/s/ Aman Malik
Name: Aman Malik
Title: Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]